Exhibit 10.14.3

AMENDMENT NO. 3 AND LIMITED WAIVER

TO CREDIT AGREEMENT

This AMENDMENT NO. 3 AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 8, 2006 by and among SAMSONITE CORPORATION, a Delaware corporation (“U.S. Borrower”), SAMSONITE EUROPE N.V., a Belgian corporation (“European Borrower”) (U.S. Borrower and European Borrower are sometimes collectively referred to herein as the “Borrowers” and each individually as a “Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Agent and as North American Collateral Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent, the North American Collateral Agent, the Fronting Lender, the European Agent and the Lenders entered into that certain Credit Agreement dated as of July 31, 2003 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, Samsonite SAS, a company with limited liability (société par actions simplifée) organized under the laws of France (“Samsonite France”), created a wholly-owned subsidiary, Artois Plasturgie SAS, a company with limited liability (société par actions simplifée) organized under the laws of France (“Artois Plasturgie”), to which it contributed certain assets relating to the manufacturing of luggage and plastic products carried out at the site located at 504/520 boulevard Fernand Darchicourt, 62110 Hénin Beaumont, France, and which subsidiary assumed certain liabilities of Samsonite France, all pursuant to and in accordance with the terms of that certain Partial Asset Contribution Agreement, dated as of July 28, 2005, between Samsonite France and Artois Plasturgie (as in effect and in existence on the date hereof, the “Partial Asset Contribution Agreement”);

WHEREAS, Samsonite France, European Borrower, Artois Plasturgie and HB Group, a limited liability company organized under the laws of Luxembourg (the “Purchaser”) entered into that certain Transfer Agreement for the Shares in Artois Plasturgie resulting in the Take-Over of the Hénin-Beaumont Site, dated as of July 29, 2005 (as in effect and in existence on the date hereof, the “Share Purchase Agreement”), pursuant to and in accordance with which, among other things, Samsonite France has agreed to sell, and the Purchaser has agreed to purchase, all of the outstanding Stock in Artois Plasturgie and pursuant to which Samsonite France and European Borrower have agreed to sell, and the Purchaser has agreed to buy, the Transferred Debt (as defined therein);

WHEREAS, pursuant to the Share Purchase Agreement, European Borrower, Samsonite France, Artois Plasturgie and the Purchaser entered into (i) that certain Products Manufacturing Agreement, dated as of August 31, 2005 (as in effect and in existence on the date hereof, the

“Manufacturing Agreement”), pursuant to and in accordance with which European Borrower has agreed to grant certain rights to Artois Plasturgie to manufacture and otherwise complete the production of certain products for European Borrower, which products European Borrower has agreed to order and purchase in accordance with the terms thereof; (ii) that certain No-Name Products Manufacturing Agreement, dated as of August 31, 2005 (as in effect and in existence on the date hereof, the “No-Name Manufacturing Agreement”), pursuant to and in accordance with which European Borrower has agreed to grant certain rights to Artois Plasturgie to manufacture and otherwise complete the production of certain No-Name Products (as defined therein), (iii) that certain Support Agreement, dated as of August 31, 2005 (as in effect and in existence on the date hereof, the “Support Agreement”), pursuant to and in accordance with which European Borrower has agreed to provide certain Information Services (as defined therein) to Artois Plasturgie and (iv) that certain Financial Aid Agreement, dated as of August 31, 2005 (as in effect and in existence on the date hereof, the “Financial Aid Agreement”), pursuant to and in accordance with which European Borrower and Samsonite France have agreed to provide to Artois Plasturgie a subsidy in the amount of EUR 4,000,000, a participative loan in the amount of EUR 4,228,994 and an advance in the amount EUR1,000,000 (collectively, the “Financial Aid”).

WHEREAS, Borrowers have requested that the Agent and the Requisite Lenders waive certain Events of Default and amend certain provisions of the Credit Agreement as set forth herein, upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendment. The Credit Agreement is hereby amended by replacing the dollar amount “$7,800,000” appearing in clause (ix) of the definition of the term “EBITDA” with the dollar amount “$10,000,000”.

2.                                       Waiver. Immediately upon the effectiveness of this Amendment, the Agent and the Requisite Lenders hereby waive:

(a)                                  any Event of Default that may have arisen pursuant to Section 8.1(b) of the Credit Agreement to the extent arising solely as a result of the creation of Artois Plasturgie by Samsonite France;

(b)                                 any Event of Default that may have arisen pursuant to Section 8.1(b) of the Credit Agreement to the extent arising solely as a result of sale of Stock in Artois Plasturgie pursuant to and in accordance with the Share Purchase Agreement;

(c)                                  any Event of Default that may have arisen pursuant to Section 8.1(b) of the Credit Agreement to the extent arising solely as a result of European Borrower’s agreement to perform its obligations set forth in the Manufacturing Agreement, the No-Name Manufacturing Agreement and the Support Agreement (and the Agent and the Requisite Lenders hereby waive Section 6.6 of the Credit Agreement to the extent, and solely to the extent necessary to permit European Borrower to perform its obligations pursuant to and in accordance with the terms of the Manufacturing Agreement, the No-Name Manufacturing Agreement and the Support Agreement); and

(d)                                 any Event of Default that may have arisen pursuant to Section 8.1(b) of the Credit Agreement to the extent arising solely as a result of European Borrower’s and Samsonite France’s providing the Financial Aid to Artois Plasturgie pursuant to and in accordance with the terms of the Financial Aid Agreement.

3.                                       Conditions to Effectiveness. This Amendment shall be effective on the date on which this Amendment shall have been duly executed and delivered by the Borrowers, each other Credit Party party hereto, the Agent and the Requisite Lenders.

4.                                       Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrowers and each other Credit Party represents and warrants to the Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)                                  this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b)                                 upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby; and

(c)                                  no Default or Event of Default exists or will result after giving effect to this Amendment and the transactions contemplated hereby.

5.                                       Miscellaneous.

5.1                                 Effect; Ratification.

(a)                                  Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)                                 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

(c)                                  Each Credit Party acknowledges and agrees that the waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Agent and the Requisite Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any waiver, amendment or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

6.                                       Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

7.                                       Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.                                       Costs and Expenses. Borrowers agree to reimburse the Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

9.                                       Loan Document. This Amendment shall be deemed to be a Loan Document.

10.                                 Reaffirmation. Each of the Credit Parties signatory hereto as Guarantor hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

11.                                 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

<Signature Pages Follow>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS

SAMSONITE CORPORATION

By:
Print Name:
Title:

SAMSONITE EUROPE N.V.

By:
Print Name:
Title:

AGENTS AND LENDERS

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, North American
Collateral Agent and a Lender

By:
Print Name:
Duly Authorized Signatory

KBC BANK NV
as European Agent, Fronting Lender and a Lender

By:
Print Name:
Title:

By:
Print Name:
Title:

SIGNATURE PAGE TO THE HÉNIN-BEAUMONT AMENDMENT

TO CREDIT AGREEMENT

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

C.V. HOLDINGS, INC.

By:
Print Name:
Title:

SAMSONITE COMPANY STORES, INC.

By:
Print Name:
Title:

SC INTERNATIONAL HOLDINGS C.V.

By:
Print Name:
Title:

MCGREGOR II, LLC

By:
Print Name:
Title:

SC DENMARK APS

By:
Print Name:
Title:

SIGNATURE PAGE TO THE HÉNIN-BEAUMONT AMENDMENT

TO CREDIT AGREEMENT